UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 23, 2010

The Tirex Corporation
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

33-17598-NY	22-3282985
(Commission File Number)	(IRS Employer Identification No.)

1771 Post Road East
Westport CT 06880
(Address of Principal Executive Offices) (Zip Code)

(203) 292-6922
(Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8– Other Events

Item 8.01	Other Events

On November 23, 2010, Tirex issued a press release regarding its progress on becoming current in its required filings under the Exchange Act of 1934, as amended. A copy of the release is included as Exhibit 99.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NUMBER	DESCRIPTION	LOCATION

99.1	Press release issued November 23, 2010	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2010	The Tirex Corporation

By: /s/ John L. Threshie Jr.
John L. Threshie, President